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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 Current Report



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 3, 1999



                        Commission File Number 000-21629


                            THE KROLL-O'GARA COMPANY
             (Exact name of registrant as specified in its charter)


             Ohio                      000-21629            31-1470817
(State or other jurisdiction of       (Commission        (I.R.S. Employer
          incorporation)              file number)       Identification No.)



                               9113 LeSaint Drive
                             Fairfield, Ohio 45014
                                 (513)874-2112


    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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                  INFORMATION TO BE INCLUDED WITH THIS REPORT
                  -------------------------------------------


Items 1,2,3,4,6 and 8 are not applicable and are omitted from this report.


ITEM 5.    OTHER EVENTS
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           (1)   The Company's press release dated June 3, 1999 is attached as
                 Exhibit 99 hereto and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           (a)   Financial Statements of Business Acquired

                 Not Applicable

           (b)   Pro Forma Financial Information

                 Not Applicable

           (c)   Exhibits

                 The following exhibit is filed with this report on Form 8-K:


                 ----------------------------------------------------
                    Regulation S-K
                      Exhibit No.                Exhibit
                 ----------------------------------------------------
                         99                  Press Release dated
                                             June 3, 1999
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


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of the 18th day of June, 1999.



                                      THE KROLL-O'GARA COMPANY



                                      By    /s/ Nicholas P. Carpinello
                                            ------------------------------------
                                            Nicholas P. Carpinello
                                            Controller and Treasurer